Exhibit 10.5

WAIVER

This Waiver is entered into as of May 15, 2019 (the “Waiver”), by and between Heritage Bank of Commerce (“Bank”), and Bridgeline Digital, Inc. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of August 15, 2016, that certain Second Amendment to Loan and Security Agreement dated as of December 12, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of November 27, 2017, that certain Sixth Amendment to Loan and Security Agreement dated as of February 1, 2018, that certain Seventh Amendment to Loan and Security Agreement dated as of May 10, 2018, that certain Eighth Amendment to Loan and Security Agreement dated as of August 10, 2018, that certain Ninth Amendment to Loan and Security Agreement dated as of September 21, 2018, that certain Tenth Amendment to Loan and Security Agreement dated as of December 27, 2018, that certain Eleventh Amendment to Loan and Security Agreement dated as of February 14, 2019 and that certain Twelfth Amendment to Loan and Security Agreement dated as of March 4, 2019 (collectively, the “Agreement”). Borrower has requested, and Bank has agreed, to waive certain Events of Default under the Agreement, as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.           Borrower acknowledges that there is an existing Event of Default arising from Borrower’s failure to comply with the minimum quarterly Adjusted EBITDA covenant set forth in Section 6.9(b) of the Agreement for the period ended March 31, 2019 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of this Agreement after the date hereof, Bank waives the Covenant Default. The foregoing waiver is a limited waiver and Bank does not waive Borrower's obligations under such section after the date hereof, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.           Unless otherwise defined, all initially capitalized terms in this Waiver shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Waiver shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Waiver, and that no Event of Default (other than the Covenant Default) has occurred and is continuing.

4.           This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

5.           As a condition to the effectiveness of this Waiver, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     delivery of Borrower’s original signature to the Waiver; and

(b)     payment of a waiver fee equal to $5,000, plus payment of all Bank Expenses incurred by Bank through the date hereof.

IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the first date above written.

BORROWER: BRIDGELINE DIGITAL, INC.

By:	/s/ Carole Tyner

Name:	Carole Tyner

Title:	CFO

BANK: HERITAGE BANK OF COMMERCE

By:	/s/ Karla Schrader

Name:	Karla Schrader

Title:	VP